UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2020

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement

On May 5, 2020, Norwegian Cruise Line Holdings Ltd. (the “Company”) and NCL Corporation Ltd. (“NCLC”) entered into an investment agreement (the “Investment Agreement”) with an affiliate of L Catterton (the “Investor”), pursuant to which NCLC agreed to sell and issue to the Investor (the “Transaction”) up to $400 million in aggregate principal amount of exchangeable senior notes due 2026 (the “Private Exchangeable Notes”). The Private Exchangeable Notes will accrue interest at a rate of 7.0% per annum for the first year post-issuance (which will accrete to the principal amount), 4.5% per annum interest (which will accrete to the principal amount) plus 3.0% per annum cash interest for the following four years and 7.5% per annum in cash interest for the final year prior to maturity. In connection with the Transaction, the Company and NCLC will enter into an investor rights agreement with the Investor, pursuant to which the Investor will be entitled to nominate one member to our board of directors so long as a minimum ownership threshold is met, as well as one observer to our board of directors. The Investor will have registration rights in respect of the ordinary shares underlying the Private Exchangeable Notes and be subject to certain customary transfer, voting and standstill restrictions. The Transaction is expected to close this quarter, subject to the satisfaction of certain customary closing conditions (including a minimum time to close). The Company expects to use the net proceeds from the offering of Private Exchangeable Notes for general corporate purposes.

The Private Exchangeable Notes will be guaranteed by the Company on a senior basis. The Investor may exchange its Private Exchangeable Notes at its option into redeemable preference shares of NCLC. Upon exchange, the preference shares will be immediately and automatically exchanged, for each $1,000 principal amount of exchanged Private Exchangeable Notes, into a number of the Company’s ordinary shares based on the exchange rate. The exchange rate will initially be approximately 82.6446 ordinary shares per $1,000 principal amount of Private Exchangeable Notes (equivalent to an initial exchange price of $12.10 per ordinary share, which represents a 10% premium to the price per ordinary share being issued in the Equity Offering (as defined below)), subject to future adjustment. Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, NCLC must offer to repurchase the Private Exchangeable Notes at a price equal to 100% of the accreted principal amount of the notes being repurchased, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain instances of a fundamental change occur prior to the maturity date or if NCLC delivers a notice of tax redemption, NCLC will, in certain circumstances, increase the exchange rate for the Investor if it elects to exchange its Private Exchangeable Notes in connection with such instance of a fundamental change or notice of a tax redemption, as the case may be. NCLC also has the right to redeem all or a portion of the Exchangeable Notes at any time after the third anniversary of the issuance date at a price equal to 100% of the accreted principal amount thereof if the market closing price of the ordinary shares has been at least 250% of the per share price implied by the exchange rate then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period.

The foregoing summary of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Exchangeable Notes Indenture

On May 8, 2020, NCLC closed its previously announced private offering (the “Exchangeable Notes Offering”) of $862.5 million aggregate principal amount of 6.00% exchangeable senior notes due 2024 (the “Exchangeable Notes”) (including $112.5 million aggregate principal amount of Exchangeable Notes issued in connection with the full exercise by the initial purchasers of their option to purchase additional Exchangeable Notes). The Exchangeable Notes were issued pursuant to an indenture, dated May 8, 2020, by and among NCLC, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Indenture”). The Exchangeable Notes will be guaranteed by the Company on a senior unsecured basis.

In connection with the Exchangeable Notes Offering, NCLC received gross proceeds of $862.5 million and net proceeds, after initial purchasers’ discounts and before offering expenses, of $840.9 million. The Company expects to use the net proceeds from the Exchangeable Notes Offering for general corporate purposes.

Interest on the Exchangeable Notes will accrue from May 8, 2020 and is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2020, at a rate of 6.00% per year. The Exchangeable Notes will mature on May 15, 2024 (the “Maturity Date”) unless earlier exchanged, redeemed or repurchased.

The Exchangeable Notes will be exchangeable for NCLC’s redeemable preference shares at any time prior to the close of business on the business day immediately preceding the Maturity Date. Upon exchange, the preference shares will be immediately and automatically exchanged (without any further action being required to be taken by exchanging holders of the Exchangeable Notes), for each $1,000 principal amount of exchanged Exchangeable Notes, into a number of the Company’s ordinary shares based on the exchange rate. The exchange rate will initially be 72.7273 ordinary shares per $1,000 principal amount of Exchangeable Notes (equivalent to an initial exchange price of approximately $13.75 per ordinary share), subject to adjustment.

NCLC may redeem the Exchangeable Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the Exchangeable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, NCLC must offer to repurchase the Exchangeable Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain corporate events occur prior to the Maturity Date or if NCLC delivers a notice of tax redemption, NCLC will, in certain circumstances, increase the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such corporate event or notice of tax redemption, as the case may be.

The Indenture contains customary covenants and events of default.

The foregoing summary of the Indenture and the Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Exchangeable Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Credit Agreement

On May 8, 2020, NCLC entered into a Fifth Amended and Restated Credit Agreement (the “Fifth ARCA”), among NCLC, as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, lenders holding 87.57% of the term loans outstanding under the Original Credit Agreement (as defined below) (the “Term A Deferring Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the joint book runners and arrangers and co-documentation agents named thereto. The Fifth ARCA amends and restates the Credit Agreement, dated as of May 24, 2013, as amended and restated by the Amended and Restated Credit Agreement, dated as of October 31, 2014, as further amended and restated by the Second Amended and Restated Credit Agreement, dated as of June 6, 2016, as further amended and restated by the Third Amended and Restated Credit Agreement, dated as of October 10, 2017, and as further amended and restated by the Fourth Amended and Restated Credit Agreement, dated as of January 2, 2019, among NCLC, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”).

The Fifth ARCA provides that, among other things, (a) amortization payments due within the first year after effectiveness of the Fifth ARCA (the “Fifth ARCA Deferral Period”) on the loans under the term A loans (the “Term A Loans”) held by the Term A Deferring Lenders will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans (the “Deferred Term A Loans”). The Deferred Term A Loans will accrue interest (x) in the case of Eurocurrency loans, at a per annum rate based on LIBOR plus a margin of 2.50% or (y) in the case of base rate loans, at a per annum rate based on the base rate plus a margin of 1.50%. After the end of the Fifth ARCA Deferral Period, the Deferred Term A Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Term A Loans, in quarterly installments. The Term A Loans (other than the Deferred Term A Loans) that are held by the Term A Deferring Lenders shall constitute a separate class of loans (the “Legacy Term A Loans”), with the same terms as the Term A Loans under the Original Credit Agreement, except that amortization payments on the Legacy Term A Loans shall be deferred during the Fifth ARCA Deferral Period. The Term A Loans that are held by lenders other than the Term A Deferring Lenders shall constitute a separate class of loans with the same terms as the Term A Loans under the Original Credit Agreement.

The foregoing summary of the Fifth ARCA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Exchangeable Notes Indenture” and “Amended and Restated Credit Agreement” in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Investment Agreement” and “Exchangeable Notes Indenture” in Item 1.01 above is incorporated into this Item 3.02 by reference.

The Company will sell the Private Exchangeable Notes to the Investor in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). NCLC offered and sold the Exchangeable Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Private Exchangeable Notes, the Exchangeable Notes, the preference shares and the ordinary shares of the Company issuable upon the exchange of preference shares will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 8.01	Other Events.

On May 11, 2020, NCLC issued a press release announcing the closing of the Exchangeable Notes Offering on May 8, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of:

•	COVID-19 on our financial condition and operations, which adversely affects our ability to obtain acceptable financing in an amount equal to the resulting reduction in cash from operations, and the current, and uncertain future, other impacts of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	the ability to obtain deferrals on our debt payments;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	the spread of epidemics, pandemics and viral outbreaks;

•	our potential need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	our ability to raise sufficient capital and/or take other actions to improve our liquidity position or otherwise meet our liquidity requirements that are sufficient to eliminate the substantial doubt about our ability to continue as a going concern;

•	an impairment of our trademarks, trade names or goodwill, including in connection with the preparation of our financial statements as of March 31, 2020;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	the unavailability of ports of call;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Indenture, dated May 8, 2020, by and among NCL Corporation Ltd., as issuer, Norwegian Cruise Line Holdings Ltd., as guarantor, and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on May 11, 2020 (File No. 001-35784)).
10.1	Investment Agreement, dated May 5, 2020, by and among Norwegian Cruise Line Holdings Ltd., NCL Corporation Ltd. and LC9 Skipper, L.P (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on May 11, 2020 (File No. 001-35784)).
10.2	Fifth Amended and Restated Credit Agreement, dated May 8, 2020, by and among NCL Corporation Ltd., as borrower, Voyager Vessel Company, LLC, as co-borrower, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the joint book runners and arrangers and co-documentation agents named thereto (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on May 11, 2020 (File No. 001-35784)). #
99.1	Press Release of NCL Corporation Ltd., dated May 11, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2020

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer